EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of FOMO CORP. (the “Company”) on Form 10-K for the year ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as the Company’s principal executive, financial and accounting officer hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FOMO CORP.

By: /s/ Vikram Grover
Vikram Grover
Chief Executive Officer (principal executive, financial and accounting officer)
April 28, 2022

/s/ Vikram Grover
Vikram Grover
Chief Financial Officer
April 28, 2022